EXHIBIT 10.8

                        AMENDED SCHEDULE TO EXHIBIT 10.7

     The persons listed on the table below have, as of the date indicated, each entered into an agreement with the Company that is substantially identical to the Form of Indemnification Agreement previously filed and referenced in Exhibit 10.7, except (i) with respect to the position held, the gender and the name and address of the indemnitee and (ii) Section 7.5 thereof is only included in agreements entered into with directors.


        INDEMNITEE                 POSITION                    EFFECTIVE DATE
       ------------               -----------                  ---------------

Joe R. Davis.................   Chief Executive Officer            May 1, 1994
                                  and Director
Larry J. Alexander...........   Director                          May 30, 1995
Brady F. Carruth.............   Director                           May 1, 1994
Clarence C. Comer............   Director                           May 1, 1994
Gary L. Forbes...............   Director                           May 1, 1994
W. D. Hawkins................   Director                           May 1, 1994
James H. Limmer..............   Director                           May 1, 1994
Thomas E. Smith..............   Director                           May 1, 1994
Hugh N. West.................   Director                           May 1, 1994
G. Christopher Colville......   Executive Officer              January 8, 1996